______________________________________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 20, 2007

The National Collegiate Student Loan Trust 2007-3
(Exact Name of Registrant as Specified in Charter)

The National Collegiate Funding LLC
(Exact Name of Depositor and Sponsor as Specified in Charter)

Delaware	333-141132-03	92-0195957
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Boylston Street, 34th Floor, Boston, MA		02199-8157
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code  (800) 895-4283

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
______________________________________________________________________________

Section 1 - Registrant’s Business and Operations

Item 1.01         Entry into a Material Definitive Agreement.

The National Collegiate Student Loan Trust 2007-3 (the “Trust”) was formed on September 5, 2007 pursuant to an interim trust agreement between The National Collegiate Funding LLC (“NCF”) and Wilmington Trust Company.

On September 20, 2007, the Trust issued $1,464,000,000 in principal amount of student loan asset-backed notes (the “Notes”).  The Trust used $1,083,314,096 of the net proceeds from the sale of the Notes to purchase private student loans (the “Student Loans”) guaranteed by The Education Resources Institute, Inc. (“TERI”).

In connection with the issuance and sale of the Notes:

▪
the Trust entered into an insurance and indemnity agreement, dated September 20, 2007, with The First Marblehead Corporation (“FMC”), First Marblehead Data Services, Inc., as administrator (“FMDS”), U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”) and Ambac Assurance Corporation;

▪	the Trust entered into an Indenture, dated as of September 1, 2007, with the Indenture Trustee;

▪
NCF and FMC entered into an Underwriting Agreement, dated as of September 17, 2007, with Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and UBS Securities LLC, on behalf of themselves and the other underwriter named therein; and

▪	the Trust entered into an auction agreement, dated September 20, 2007, with the Indenture Trustee and The Bank of New York, as auction agent (the “Auction Agent”).

In addition, the following agreements were executed and delivered as of September 20, 2007 by the respective parties thereto in connection with the purchase of the Student Loans and issuance of the Notes: (a) a Deposit and Sale Agreement between NCF and the Trust; (b) a Servicer Consent Letter between the Pennsylvania Higher Education Assistance Agency and the Trust, (c) a Trust Agreement among Wilmington Trust Company, NCF and TERI; (d) an Administration Agreement among the Trust, Wilmington Trust Company, as owner trustee (the “Owner Trustee”), the Indenture Trustee, NCF and FMDS; (e) a Back-up Administration Agreement among the Trust, the Owner Trustee, the Indenture Trustee, NCF and FMDS; (f) a Structuring Advisory Agreement between the Trust and FMC, (g) a Deposit and Security Agreement among TERI, the Trust and FMDS, (h) Pool Supplements among FMC, NCF and the respective lenders originating the Student Loans and (i) broker-dealer agreements among the Auction Agent, FMDS and each of Citigroup Global Markets Inc., Goldman, Sachs & Co., UBS Securities LLC and Banc of America Securities LLC, as initial broker-dealers.

For information relating to the Student Loans and the issuance of the Notes, we refer you to the prospectus supplement filed with the Securities and Exchange Commission pursuant to Rule 424(b) on September 19, 2007.

Section 9 -Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits:

Exhibit No.	Description
1.1
Underwriting Agreement, dated as of September 17, 2007, among The National Collegiate Funding LLC, The First Marblehead Corporation, and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and UBS Securities LLC, on behalf of themselves and the other underwriter named therein

4.1	Indenture, dated as of September 1, 2007, between The National Collegiate Student Loan Trust 2007-3 and U.S. Bank National Association, as Indenture Trustee
5.1	Opinion of Thacher Proffitt & Wood LLP (“TPW”), dated as of September 20, 2007, with respect to legality of the Notes
8.1	Opinion of TPW, dated as of September 20, 2007, regarding tax matters related to the Notes (contained in Exhibit 5.1)
23.1	Consent of TPW, dated as of September 20, 2007 (contained in Exhibit 5.1)
99.1
Insurance and Indemnity Agreement (the “Insurance Agreement”), dated September 20, 2007, among The Nation Collegiate Student Loan Trust 2007-3, The First Marblehead Corporation (“FMC”), First Marblehead Data Services, Inc., as administrator (“FMDS”), U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”) and Ambac Assurance Corporation

99.2	Note Guaranty Insurance Policy, effective as of September 20, 2007, issued by Ambac pursuant to the Insurance Agreement
99.3	Auction Agreement, dated September 20, 2007, among The National Collegiate Trust 2007-3, U.S. Bank National Association, as indenture trustee, and The Bank of New York
99.4	Deposit and Sale Agreement, dated as of September 20, 2007, between The National Collegiate Student Loan Trust 2007-3 and The National Collegiate Funding LLC
99.5(1)+	Amended and Restated Private Student Loan Servicing Agreement, dated as of September 28, 2006, between the Pennsylvania Higher Education Assistance Agency and The First Marblehead Corporation
99.6
Servicer Consent Letter, dated September 20, 2007, from The First Marblehead Corporation and accepted and agreed to by the Pennsylvania Higher Education Assistance Agency and The National Collegiate Student Loan Trust 2007-3

99.7	Trust Agreement, dated as of September 20, 2007, among Wilmington Trust Company, The National Collegiate Funding LLC and The Education Resources Institute, Inc.
99.8
Administration Agreement, dated as of September 20, 2007, among The National Collegiate Student Loan Trust 2007-3, Wilmington Trust Company, as Owner Trustee, U.S. Bank National Association, as Indenture Trustee, The National Collegiate Funding LLC and First Marblehead Data Services, Inc.

99.9
Back-up Administration Agreement, dated as of September 20, 2007, among The National Collegiate Funding LLC, The National Collegiate Student Loan Trust 2007-3, First Marblehead Data Services, Inc., Wilmington Trust Company, as Owner Trustee, and U.S. Bank National Association, as Indenture Trustee

99.10	Structuring Advisory Agreement, dated as of September 20, 2007, between The National Collegiate Student Loan Trust 2007-3 and The First Marblehead Corporation
99.11
Deposit and Security Agreement, dated as of September 20, 2007, among The Education Resources Institute, Inc., The National Collegiate Student Loan Trust 2007-3 and First Marblehead Data Services, Inc.

99.12	Broker-Dealer Agreement, dated September 20, 2007, among The Bank of New York, First Marblehead Data Services and Citigroup Global Markets Inc.
99.13	Broker-Dealer Agreement, dated September 20, 2007, among The Bank of New York, First Marblehead Data Services and Goldman, Sachs & Co.
99.14	Broker-Dealer Agreement, dated September 20, 2007, among The Bank of New York, First Marblehead Data Services and UBS Securities LLC
99.15	Broker-Dealer Agreement, dated September 20, 2007, among The Bank of New York, First Marblehead Data Services and Banc of America Securities LLC
99.16(2)+	Amended and Restated Note Purchase Agreement (Education One Loan Program), dated as of May 1, 2002, between Bank One, N.A. and The First Marblehead Corporation, as amended
99.17(2)+	Note Purchase Agreement (Direct to Consumer Loan Program), dated April 1, 2006, between Bank of America, N.A. and The First Marblehead Corporation
99.18+
Note Purchase Agreement (Bank of America Private Loan Program, TERI School Channel Loan Program and ISLP Loan Program), dated June 30, 2006, between Bank of America, N.A. and The First Marblehead Corporation

99.19(1)+	Note Purchase Agreement (Astrive and astriveAlliance Loan Programs (f/k/a START)), dated as of March 25, 2004, between Charter One Bank, N.A. and The First Marblehead Corporation
99.20(3)+	Note Purchase Agreement (TERI - Guaranteed NextStudent Loan Program), dated as of May 15, 2002, between Charter One Bank, N.A. and The First Marblehead Corporation
99.21+	Note Purchase Agreement (UFSB Astrive Loan Program), dated as of March 26, 2007, between Union Federal Savings Bank and The First Marblehead Corporation
99.22(4)+	Amended and Restated Guaranty Agreement, dated May 13, 2002, between The Education Resources Institute, Inc. and Bank One, N.A.
99.23(2)+	Guaranty Agreement Direct to Consumer Loan, dated June 30, 2003, between The Education Resources Institute, Inc. and Bank of America, N.A.
99.24+
Guaranty Agreement (Bank of America Private Loan Program, TERI School Channel Loan Program and ISLP Loan Program), dated June 30, 2006, between The Education Resources Institute, Inc. and Bank of America, N.A.

99.25(1)+	Guaranty Agreement (Astrive and astriveAlliance Loan Programs (f/k/a START)), dated as of March 25, 2004, between The Education Resources Institute, Inc. and Charter One Bank, N.A.
99.26(3)+	Guaranty Agreement (NextStudent Loan Program), dated as of May 15, 2002, between The Education Resources Institute, Inc. and Charter One Bank, N.A.
99.27+	Guaranty Agreement (UFSB Astrive Loan Program), dated as of March 26, 2007, between The Education Resources Institute, Inc. and Union Federal Savings Bank
99.28	Pool Supplement, dated as of September 20, 2007, among The First Marblehead Corporation, The National Collegiate Funding LLC and JPMorgan Chase Bank, N.A., as successor by merger to Bank One, N.A.
99.29+	Pool Supplement, dated as of September 20, 2007, among The First Marblehead Corporation, The National Collegiate Funding LLC and Bank of America, N.A.
99.30+	Pool Supplement, dated as of September 20, 2007, among The First Marblehead Corporation, The National Collegiate Funding LLC and Bank of America, N.A.
99.31	Pool Supplement, dated as of September 20, 2007, among The First Marblehead Corporation, The National Collegiate Funding LLC and Charter One Bank, N.A.
99.32	Pool Supplement, dated as of September 20, 2007, among The First Marblehead Corporation, The National Collegiate Funding LLC and Union Federal Savings Bank
(1)
Previously filed as an exhibit to the current report on Form 8-K of The National Collegiate Student Loan Trust 2006-3 filed with the Securities and Exchange Commission on October 13, 2006 (File No. 333-128413-02), and incorporated herein by reference.

(2)
Previously filed as an exhibit to the current report on Form 8-K of The National Collegiate Student Loan Trust 2007-1 filed with the Securities and Exchange Commission on March 14, 2007 (File No. 333-113336-06), and incorporated herein by reference.

(3)
Previously filed as an exhibit to the current report on Form 8-K of The National Collegiate Student Loan Trust 2006-2 filed with the Securities and Exchange Commission on July 10, 2006 (File No. 333-113336-02), and incorporated herein by reference.

(4)
Previously filed as an exhibit to the current report on Form 8-K of The National Collegiate Student Loan Trust 2004-1 filed with the Securities and Exchange Commission on June 25, 2004 (File No. 333-113336-01), and incorporated herein by reference.

+Confidential treatment to be requested for certain portions of this Exhibit pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL COLLEGIATE FUNDING LLC, as depositor for THE NATIONAL COLLEGIATE STUDENT LOAN TRUST 2007-3

By:	GATE HOLDINGS, INC., SOLE MEMBER

By:	/s/ John A. Foxgrover
Name: John A. Foxgrover
Title: Vice President

Dated:  October 5, 2007

EXHIBIT INDEX

Exhibit No.	Description
1.1
Underwriting Agreement, dated as of September 17, 2007, among The National Collegiate Funding LLC, The First Marblehead Corporation, and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and UBS Securities LLC, on behalf of themselves and the other underwriter named therein

4.1	Indenture, dated as of September 1, 2007, between The National Collegiate Student Loan Trust 2007-3 and U.S. Bank National Association, as Indenture Trustee
5.1	Opinion of Thacher Proffitt & Wood LLP (“TPW”), dated as of September 20, 2007, with respect to legality of the Notes
8.1	Opinion of TPW, dated as of September 20, 2007, regarding tax matters related to the Notes (contained in Exhibit 5.1)
23.1	Consent of TPW, dated as of September 20, 2007 (contained in Exhibit 5.1)
99.1
Insurance and Indemnity Agreement (the  “Insurance Agreement”), dated September 20, 2007, among The Nation Collegiate Student Loan Trust 2007-3, The First Marblehead Corporation (“FMC”), First Marblehead Data Services, Inc., as administrator (“FMDS”), U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”) and Ambac Assurance Corporation

99.2	Note Guaranty Insurance Policy, effective as of September 20, 2007, issued by Ambac pursuant to the Insurance Agreement
99.3	Auction Agreement, dated September 20, 2007, among The National Collegiate Trust 2007-3, U.S. Bank National Association, as indenture trustee, and The Bank of New York
99.4	Deposit and Sale Agreement, dated as of September 20, 2007, between The National Collegiate Student Loan Trust 2007-3 and The National Collegiate Funding LLC
99.5(1)+	Amended and Restated Private Student Loan Servicing Agreement, dated as of September 28, 2006, between the Pennsylvania Higher Education Assistance Agency and The First Marblehead Corporation
99.6
Servicer Consent Letter, dated September 20, 2007, from The First Marblehead Corporation and accepted and agreed to by the Pennsylvania Higher Education Assistance Agency and The National Collegiate Student Loan Trust 2007-3

99.7	Trust Agreement, dated as of September 20, 2007, among Wilmington Trust Company, The National Collegiate Funding LLC and The Education Resources Institute, Inc.
99.8
Administration Agreement, dated as of September 20, 2007, among The National Collegiate Student Loan Trust 2007-3, Wilmington Trust Company, as Owner Trustee, U.S. Bank National Association, as Indenture Trustee, The National Collegiate Funding LLC and First Marblehead Data Services, Inc.

99.9
Back-up Administration Agreement, dated as of September 20, 2007, among The National Collegiate Funding LLC, The National Collegiate Student Loan Trust 2007-3, First Marblehead Data Services, Inc., Wilmington Trust Company, as Owner Trustee, and U.S. Bank National Association, as Indenture Trustee

99.10	Structuring Advisory Agreement, dated as of September 20, 2007, between The National Collegiate Student Loan Trust 2007-3 and The First Marblehead Corporation
99.11
Deposit and Security Agreement, dated as of September 20, 2007, among The Education Resources Institute, Inc., The National Collegiate Student Loan Trust 2007-3 and First Marblehead Data Services, Inc.

99.12	Broker-Dealer Agreement, dated September 20, 2007, among The Bank of New York, First Marblehead Data Services and Citigroup Global Markets Inc.
99.13	Broker-Dealer Agreement, dated September 20, 2007, among The Bank of New York, First Marblehead Data Services and Goldman, Sachs & Co.
99.14	Broker-Dealer Agreement, dated September 20, 2007, among The Bank of New York, First Marblehead Data Services and UBS Securities LLC
99.15	Broker-Dealer Agreement, dated September 20, 2007, among The Bank of New York, First Marblehead Data Services and Banc of America Securities LLC
99.16(2)+	Amended and Restated Note Purchase Agreement (Education One Loan Program), dated as of May 1, 2002, between Bank One, N.A. and The First Marblehead Corporation, as amended
99.17(2)+	Note Purchase Agreement (Direct to Consumer Loan Program), dated April 1, 2006, between Bank of America, N.A. and The First Marblehead Corporation
99.18+
Note Purchase Agreement (Bank of America Private Loan Program, TERI School Channel Loan Program and ISLP Loan Program), dated June 30, 2006, between Bank of America, N.A. and The First Marblehead Corporation

99.19(1)+	Note Purchase Agreement (Astrive and astriveAlliance Loan Programs (f/k/a START)), dated as of March 25, 2004, between Charter One Bank, N.A. and The First Marblehead Corporation
99.20(3)+	Note Purchase Agreement (TERI - Guaranteed NextStudent Loan Program), dated as of May 15, 2002, between Charter One Bank, N.A. and The First Marblehead Corporation
99.21+	Note Purchase Agreement (UFSB Astrive Loan Program), dated as of March 26, 2007, between Union Federal Savings Bank and The First Marblehead Corporation
99.22(4)+	Amended and Restated Guaranty Agreement, dated May 13, 2002, between The Education Resources Institute, Inc. and Bank One, N.A.
99.23(2)+	Guaranty Agreement Direct to Consumer Loan, dated June 30, 2003, between The Education Resources Institute, Inc. and Bank of America, N.A.
99.24+
Guaranty Agreement (Bank of America Private Loan Program, TERI School Channel Loan Program and ISLP Loan Program), dated June 30, 2006, between The Education Resources Institute, Inc. and Bank of America, N.A.

99.25(1)+	Guaranty Agreement (Astrive and astriveAlliance Loan Programs (f/k/a START)), dated as of March 25, 2004, between The Education Resources Institute, Inc. and Charter One Bank, N.A.
99.26(3)+	Guaranty Agreement (NextStudent Loan Program), dated as of May 15, 2002, between The Education Resources Institute, Inc. and Charter One Bank, N.A.
99.27+	Guaranty Agreement (UFSB Astrive Loan Program), dated as of March 26, 2007, between The Education Resources Institute, Inc. and Union Federal Savings Bank
99.28	Pool Supplement, dated as of September 20, 2007, among The First Marblehead Corporation, The National Collegiate Funding LLC and JPMorgan Chase Bank, N.A., as successor by merger to Bank One, N.A.
99.29+	Pool Supplement, dated as of September 20, 2007, among The First Marblehead Corporation, The National Collegiate Funding LLC and Bank of America, N.A.
99.30+	Pool Supplement, dated as of September 20, 2007, among The First Marblehead Corporation, The National Collegiate Funding LLC and Bank of America, N.A.
99.31	Pool Supplement, dated as of September 20, 2007, among The First Marblehead Corporation, The National Collegiate Funding LLC and Charter One Bank, N.A.
99.32	Pool Supplement, dated as of September 20, 2007, among The First Marblehead Corporation, The National Collegiate Funding LLC and Union Federal Savings Bank
(1)
Previously filed as an exhibit to the current report on Form 8-K of The National Collegiate Student Loan Trust 2006-3 filed with the Securities and Exchange Commission on October 13, 2006 (File No. 333-128413-02), and incorporated herein by reference.

(2)
Previously filed as an exhibit to the current report on Form 8-K of The National Collegiate Student Loan Trust 2007-1 filed with the Securities and Exchange Commission on March 14, 2007 (File No. 333-113336-06), and incorporated herein by reference.

(3)
Previously filed as an exhibit to the current report on Form 8-K of The National Collegiate Student Loan Trust 2006-2 filed with the Securities and Exchange Commission on July 10, 2006 (File No. 333-113336-02), and incorporated herein by reference.

(4)
Previously filed as an exhibit to the current report on Form 8-K of The National Collegiate Student Loan Trust 2004-1 filed with the Securities and Exchange Commission on June 25, 2004 (File No. 333-113336-01), and incorporated herein by reference.

+Confidential treatment to be requested for certain portions of this Exhibit pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934.